UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 1, 2021
2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-40791	86-3658454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Agreements with bluebird bio
On November 4, 2021, bluebird bio, Inc. (“bluebird bio”) completed the previously announced separation of its oncology portfolio and programs, and certain other assets and liabilities, into a separate, independent publicly traded company (the “Separation”). The Separation was effected by means of a distribution of all of the outstanding shares of common stock of 2seventy bio, Inc. (“2seventy bio”) in which each bluebird bio stockholder received one share of common stock, par value $0.0001 per share, of 2seventy bio (“2seventy Common Stock”) for every three shares of common stock, par value $0.01 per share, of bluebird bio held as of the close of business on October 19, 2021, the record date for the distribution (the “Distribution”). The Distribution was effective at 12:01 a.m. on November 4, 2021. As a result of the Separation and Distribution, 2seventy bio became an independent public company and will commence regular way trading under the symbol “TSVT” on the Nasdaq Global Market on November 5, 2021.
In connection with the Separation, on November 3, 2021, 2seventy bio entered into certain agreements with bluebird bio to provide a framework for 2seventy bio’s relationship with bluebird bio following the Separation, including, among others, the following agreements:
•Separation Agreement
•Tax Matters Agreement
•Employee Matters Agreement
•Intellectual Property License Agreement
•bluebird bio Transition Services Agreement
•2seventy bio Transition Services Agreement
A summary of each of the foregoing agreements can be found in the section entitled “Certain Relationships and Related Person Transactions—Agreements with bluebird bio” of the Information Statement, dated October 18, 2021, filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Information Statement”), and is incorporated into this Item 1.01 by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Private Placement Agreements
In connection with the Separation and pursuant to the terms of the securities purchase agreement, dated September 10, 2021, by and among bluebird bio and certain institutional investors, 2seventy bio issued to each institutional investor holding a bluebird bio pre-funded warrant a new pre-funded warrant for the number of shares of 2seventy Common Stock that the institutional investor would have been entitled to receive in connection with the distribution had the unexercised portion of such pre-funded warrant at the effective time of the distribution been fully exercised at the effective time of the distribution (the “2seventy Pre-Funded Warrants”).
In connection with Separation, 2seventy bio also entered into an assumption agreement pursuant to which 2seventy bio assumed all of bluebird bio’s obligations (1) under the registration rights agreement that bluebird bio entered into on September 10, 2021 with certain institutional investors, solely in connection with the shares of 2seventy Common Stock that the institutional investors received in the distribution with respect to the shares of bluebird bio common stock they held as of the record date for the Distribution and any shares of 2seventy Common Stock that the institutional investors receive upon exercise of the 2seventy Pre-Funded Warrants and (2) under Article IV of the securities purchase agreement in connection with the shares of 2seventy Common Stock that the institutional investors received in the distribution with respect to the shares of bluebird bio common stock they held as of the record date for the Distribution and any shares of 2seventy Common Stock that the institutional investors receive upon exercise of the 2seventy Pre-Funded Warrant 2seventy bio will issue to them.

A summary of the 2seventy Pre-Funded Warrant, the assumption agreement, the registration rights agreement, and the assumed obligations under the securities purchase agreement can be found in the section entitled “Certain Relationships and Related Person Transactions—Private Placement” of the Information Statement and is incorporated into this Item 1.01 by reference. In addition, the description of the assumption agreement and the 2seventy Pre-Funded Warrant are qualified in their entirety by reference to the complete terms and conditions of the assumption agreement and pre-funded warrant, which are attached as Exhibits 10.6 and 10.7, respectively, to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The description of the Separation and Distribution included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure included under the header “Private Placement Agreements” under Item 1.01 of this Current Report on Form 8-K with respect to the 2seventy Pre-Funded Warrants is incorporated into this Item 3.02 by reference. The 2seventy Pre-Funded Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the SEC under the Securities Act. Each institutional investor is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act and is acquiring the securities for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof. The securities were not issued through any general solicitation or advertisement.

Item 3.03. Material Modification to Rights of Security Holders.
The descriptions of the Amended and Restated Charter and Restated By-Laws (each as defined below) included under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.
Item 5.01. Changes in Control of Registrant.
Immediately prior to the Separation and Distribution, 2seventy bio was a wholly owned subsidiary of bluebird bio. Following completion of the Separation and Distribution, 2seventy bio became an independent, publicly traded company, and bluebird bio retains no ownership interest in 2seventy bio. The description of the Separation and Distribution included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Executive Officers
In connection with the Separation, the following individuals were elected to the positions set forth in the table below:

Name	Position
Nick Leschly	Chief Executive Officer
William D. Baird, III	Chief Financial Officer
Philip Gregory, D. Phil.	Chief Scientific Officer
Nicola Heffron	Chief Operating Officer

Biographical information for each of the executive officers named above can be found in the Information Statement under the section entitled “Management—Executive Officers,” which is incorporated into this Item 5.02 by reference. Except as disclosed in the Information Statement in the section entitled "Certain Relationships and Related Person Transactions", none of Mr. Leschly, Mr. Baird, Dr. Gregory or Ms. Heffron is, or has been since January 1, 2021, a participant in any transaction involving 2seventy bio, and is not a participant in any proposed transaction with 2seventy bio, in each case, required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Employment Agreements with Messrs. Leschly and Baird and Dr. Gregory
On November 4, 2021, 2seventy bio entered into employment agreements with each of Mr. Leschly, Mr. Baird and Dr. Gregory. A summary of the employment agreements with each of Mr. Leschly, Mr. Baird and Dr. Gregory can be found in the section entitled “Executive Compensation—New Employment Agreements Between our Named Executive Officers and 2seventy bio” of the Information Statement and is incorporated into this Item 5.02 by reference. In addition, the descriptions of the foregoing agreements are qualified in their entirety by reference to the complete terms and conditions of those agreements, which are attached as Exhibits 10.8, 10.9 and 10.10, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.
Indemnification Agreements
In connection with the Separation, each of the executive officers named above and each of 2seventy bio’s directors entered into an indemnification agreement with 2seventy bio substantially in the forms attached as 10.6 and 10.7 to 2seventy bio’s Registration Statement on Form 10, filed with the Commission on October 8, 2021 (File No. 001-40791).
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Each of the Certificate of Incorporation of 2seventy bio (the “Restated Charter”) and the Bylaws of 2seventy bio (the “Amended and Restated Bylaws”) were amended and restated, effective November 1, 2021 and November 4, 2021, respectively. A description of the material provisions of the Restated Charter and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of 2seventy bio’s Capital Stock,” which is incorporated into this Item 5.03 by reference. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Restated Charter and the Amended and Restated Bylaws, which are included in this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively.
Item 7.01. Regulation FD Disclosure.
On November 4, 2021, 2seventy bio issued a press release announcing the completion of the Separation and the launch of its operations as an independent company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

Item 9.01     Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
2.1*	Separation Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
3.1	Amended and Restated Certificate of Incorporation of 2seventy bio, Inc.
3.2	Amended and Restated By-Laws of 2seventy bio, Inc.
10.1	Tax Matters Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.2*	Employee Matters Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.3*	Intellectual Property License Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.4*	Transition Services Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.5*	Transition Services Agreement, dated as of November 3, 2021, by and between 2seventy bio, Inc. and bluebird bio, Inc.
10.6*#
Assumption Agreement, dated as of November 3, 2021, by and between 2seventy bio, Inc. and bluebird bio, Inc. with respect to Securities Purchase Agreement, dated September 7, 2021, by and among bluebird bio, Inc. and the institutional investors named therein, and Registration Rights Agreement, dated September 7, 2021, by and among bluebird bio, Inc. and the persons listed on the attached Schedule A thereto.

10.7	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.1 to Registration Statement on Form 10 filed on October 8, 2021 (File No. 001-40791)).
10.8+	Executive Employment Agreement, effective as of November 4, 2021, by and between 2seventy bio, Inc. and Nick Leschly
10.9+	Executive Employment Agreement, effective as of November 4, 2021, by and between 2seventy bio, Inc. and William Baird
10.10+	Executive Employment Agreement, effective as of November 4, 2021, by and between 2seventy bio, Inc. and Philip Gregory
99.1	Information Statement of 2seventy bio, Inc., dated October 18, 2021.
99.2	Press Release of 2seventy bio, Inc., dated November 4, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
__________________
*    Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. 2seventy bio hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.
+    Management contract or compensatory plan or arrangement.
#     Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2seventy bio, Inc.

Dated: November 4, 2021	By:	/s/ Nick Leschly
Name: Nick Leschly
Title: Chief Executive Officer